EXHIBIT 10.1

LEHMAN ABS CORPORATION

as Purchaser,

and

[SELLER],

as Seller,

______________________________________________

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of [_______] [__],200[__]

______________________________________________

Mortgage Loans

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

SECTION 1.1.

Definitions

1

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans

2

SECTION 2.2.

Obligations of Seller Upon Sale

2

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans

5

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties

5

SECTION 3.2.

Seller Representations and Warranties

Relating to the Mortgage Loans

7

SECTION 3.3.

Remedies for Breach

7

ARTICLE IV

SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller

7

ARTICLE V

SERVICING

SECTION 5.1.

Servicing

7

ARTICLE VI

INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE

MORTGAGE LOANS

SECTION 6.1.

Indemnification

8

ARTICLE VII

TERMINATION

SECTION 7.1.

Termination

11

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment

11

SECTION 8.2.

Governing Law

11

SECTION 8.3.

Notices

11

SECTION 8.4.

Severability of Provisions

12

SECTION 8.5.

Counterparts

12

SECTION 8.6.

Further Agreements

12

SECTION 8.7.

Intention of the Parties

12

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement

12

SECTION 8.9.

Survival

13

MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of [________] [__], 200[__], [Seller] (the “Seller”) and LEHMAN ABS CORPORATION (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of (i) the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the “Mortgage Loans”); and

WHEREAS, the Seller as of the date hereof owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, pursuant to the terms of a Sale and Servicing Agreement dated as of [     ] [  ], 200[   ] (the “Sale and Servicing Agreement”) among the Purchaser, as depositor, the Seller, as seller and servicer, ____________________, as indenture trustee (the “Indenture Trustee”), and [Trust] (the “Trust”), the Purchaser will convey the Mortgage Loans to the Trust; and

WHEREAS, the Purchaser will assign to the Owner Trustee, on behalf of the Trust, and the Owner Trustee, on behalf of the Trust, will pledge to the Indenture Trustee all of the Purchaser’s rights against the Seller pursuant to this Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.

Definitions.  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement.  In addition, the following words and phrases shall have the following meanings:

“First Lien”  With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Purchaser Information”  The information in the Prospectus and the information in the Prospectus Supplement as follows:  (i) footnote (2) on the cover page thereof, (ii) “Summary—The Depositor,” “—Payments to Noteholders,” “—Interest Accrual Periods,” “—Application of Collections,” “—Maturity Date,” “—Credit Enhancement,” “—Registration of Notes,” “—Federal Income Tax Considerations,” “ERISA Considerations,” “—Legal Investment Considerations” and “—Note Rating,” (iii) “Risk Factors—Ratings on Notes Based Primarily on Claims-Paying Ability of the Note Insurer” and “—Consequences of Owning Book-Entry Notes,” (iv) the second paragraph under “Description of the Notes—General,” “—Book-Entry Notes,” “—Payments” and “—Interest,” (v) “Use of Proceeds,” (vi) “Federal Income Tax Considerations,” (vii) “State Tax Considerations,” (viii) “ERISA Considerations,” (ix) “Legal Investment Considerations,” (x) “Underwriting” and (xi) “Rating.”

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans.  (a) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-Off Date Principal Balance [(including all Additional Balances resulting from Draws made pursuant to the related Mortgage Note prior to the termination of the Trust; provided, however, that the Purchaser does not assume any obligation under any Mortgage Note to fund any such future Draws, and the Purchaser will not be obligated or permitted to fund any such future Draws)] and all collections in respect of interest and principal due on or after the Cut-Off Date; (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with a Mortgage Loan; and (v) all proceeds of the foregoing.

SECTION 2.2.

Obligations of Seller Upon Sale.  In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser or to the Indenture Trustee, as pledgee of the Owner Trustee, on behalf of the Trust, and as assignee of the Purchaser, as applicable, pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Principal Balance.  Such file, which forms a part of Exhibit A to the Sale and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

The Seller agrees to prepare and file UCC-1 financing statements with the Secretary of State in the State of [State of Seller’s Incorporation] (which shall have been filed on or before the Closing Date) describing the applicable Mortgage Loans and naming the Seller as debtor and the Purchaser (and indicating that such Mortgage Loans have been assigned to the Owner Trustee, on behalf of the Trust, and pledged to the Indenture Trustee), as secured party and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Owner Trustee’s and Indenture Trustee’s interest in each Mortgage Loan and the proceeds thereof.

In connection with such transfer by the Seller, the Seller agrees to:

(i)

on behalf of the Purchaser, on or before the Closing Date, deliver to and deposit with the Purchaser or, at the direction of the Purchaser, to the Indenture Trustee (or its designee), the Mortgage Loan Schedule in computer readable format; and

(ii)

on behalf of the Purchaser, deliver to and deposit with the Indenture Trustee (x) the Mortgage Note in respect of each Mortgage Loan within 90 days following the occurrence of an Assignment Event specified in clause (i) of the definition thereof and (y) the Related Documents within 90 days following the occurrence of an Event of Servicing Termination.  The Mortgage Note and the Related Documents shall be in the following form:

(1)

the original Mortgage Note, endorsed in blank, or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit;

(2)

the original Assignment of Mortgage from the Seller to “[Indenture Trustee] , as Indenture Trustee for [Trust]”, which assignment shall be in form and substance acceptable for recording;

(3)

the original Mortgage, with evidence of recording thereon, provided, that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Indenture Trustee a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Indenture Trustee promptly upon receipt of the original recorded Mortgage;

(4)

[(i) if the Credit Limit for such Mortgage Loan is greater than $1,000,000, the original attorney’s opinion of title or the original policy of title insurance, provided that if any such original policy of title insurance has not yet been received by the Seller, the Seller shall have delivered to the Indenture Trustee a copy of such policy or a title insurance binder or commitment for the issuance of such policy; or (ii) if the Credit Limit for such Mortgage Loan is equal to or less than $1,000,000, a limited review of the title conveyed to the Mortgagor by the seller of the Mortgaged Property to the Mortgagor;]

(5)

intervening assignments, if any; and

(6)

originals of all assumption and modification agreements, if any,

provided, however, that as to any Mortgage Loan, if as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Owner Trustee, the Indenture Trustee, the Insurer and the Rating Agencies, (x) an optical image or other representation of the related documents specified in clause (ii)(C) above is enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer or perfect its interest in such Mortgage Loan, such optical image or other representation may be delivered as required in clause (ii) above.

The Seller further hereby confirms to the Purchaser that, as of the Closing Date, it has caused the portions of its books, records and computer systems relating to the Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser or the Owner Trustee as assignee of the Purchaser and the Indenture Trustee as pledgee of the Owner Trustee, on behalf of the Trust, as applicable.  The portions of its books, records and computer systems relating to the Mortgage Loans maintained by the Seller shall indicate that the Mortgage Loans are held by the Indenture Trustee, or its custodian on behalf of the Trust.

The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01 above.

The Seller hereby acknowledges that if the long-term senior unsecured debt rating of the Seller is not rated at least “BBB-” by Standard & Poor’s and at least “Baa3” by Moody’s, the Seller shall, within 90 days following the occurrence of such event (i) segregate (a) the Mortgage Files from documents and instruments relating to mortgage loans that are not Mortgage Loans and (b) the Mortgage Note from the Related Documents for each Mortgage Loan and shall assemble and maintain the Mortgage Notes together (separate from the Related Documents) and (ii) prepare an Assignment of Mortgage for each Mortgage Loan.  The Assignments of Mortgage will be held by the Seller pursuant to Section 2.01(b) of the Sale and Servicing Agreement.

The Seller acknowledges that the Indenture Trustee is required to review the Mortgage Notes in the case of any delivery required pursuant to Section 2.01(b)(ii)(x) of the Sale and Servicing Agreement and the Related Documents in the case of any delivery required pursuant to Section 2.01(b)(ii)(y) of the Sale and Servicing Agreement pursuant to Sections 2.01(d) and (e) of the Sale and Servicing Agreement and if the Indenture Trustee finds any document or documents not to have been properly executed, or to be missing or to be defective in any material respect, the Indenture Trustee is required to notify the Seller.  If the Seller does not within the time period specified in Section 2.02(b) of the Sale and Servicing Agreement correct or cure such omission or document deficiency, the Seller shall either repurchase such relevant Mortgage Loan directly from the Trust or substitute an Eligible Substitute Mortgage Loan for such Mortgage Loan, in either case, within the time frame and in the manner specified in Section 2.02(b) of the Sale and Servicing Agreement.

The parties hereto expressly intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above.  It is, further, not the parties’ intent that such conveyance be deemed a pledge of the Mortgage Loans and the other property described above by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However, in the event that, notwithstanding the parties’ intent, the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law, including, without limitation, Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state.  The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Sale and Servicing Agreement.

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans.  (a)  In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $[      ] (the “Purchase Price”), net of an expense reimbursement amount of $[      ] (the “Expense Reimbursement Amount”), and to transfer to the Seller on the Closing Date the Transferor Interest.  The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser’s Securities and Exchange Commission registration statement fees and the Purchaser’s registration statement administration fees.  The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Class A Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Class A Notes, blue sky registration fees and expenses, fees and expenses of the Insurer and its counsel, fees and expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the Class A Notes, accountant’s fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.  If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.

(b)

[Each Mortgage Note permits the related Mortgagor to make Draws against its Mortgage Loan.  Such Draws will create Additional Balances, which Additional Balances the Seller shall sell to the Purchaser from time to time.  In consideration of the sale of Additional Balances hereunder, the Seller will be entitled to receive, on the date any such Additional Balance is conveyed hereunder, an amount equal to the outstanding principal balance of such Additional Balance.  Payment will be made (i) during the Managed Amortization Period (A) from Principal Collections, to the extent Principal Collections exceed draws and/or (B) by increasing the value of the Transferor Interest, to the extent that Draws exceed Principal Collections and (ii) during the Rapid Amortization Period, by increasing the value of the Transferor Interest.]

ARTICLE III

REPRESENTATIONS AND WARRANTIES;

REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties.  The Seller represents and warrants to the Purchaser as of the Closing Date:

(i)

The Seller is a corporation, validly existing and in good standing under the laws of the State of [Seller’s State of Incorporation], and has the corporate power to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(ii)

The Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)

The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)

The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v)

No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)

The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Purchaser;

(vii)

Immediately prior to the delivery of each Mortgage Loan, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note; and

(viii)

The consummation of the transactions contemplated by this Agreement are in the Seller’s ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller represents and warrants to the Purchaser that with respect to the Mortgage Loans as of the Closing Date, each of the representations and warranties contained in Section 2.04 of the Sale and Servicing Agreement, with the same force and effect as if fully set forth herein, are true and correct as of the Closing Date.

With respect to the representations and warranties set forth in this Section 3.2 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Purchaser, the Seller, the Servicer, the Insurer or a Responsible Officer of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the respective Mortgage Files and the sale and assignment of the Mortgage Loans as contemplated hereby.

SECTION 3.3.

Remedies for Breach.  With respect to a breach of any representation or warranty set forth in Section 3.1 or Section 3.2, the Seller hereby agrees to cure, repurchase or substitute the related Mortgage Loan in accordance with the Sale and Servicing Agreement.

ARTICLE IV

SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller.  The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Purchaser, the Insurer, the Owner Trustee and the Indenture Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller.

ARTICLE V

SERVICING

SECTION 5.1.

Servicing.  The Seller will be the Servicer of the Mortgage Loans pursuant to the terms and conditions of the Sale and Servicing Agreement.

ARTICLE VI

INDEMNIFICATION BY THE SELLER

WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification.  (a)  The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement other than the Purchaser Information and the information under the caption “The Note Insurer” and “Description of the Notes—The Policy” in the Prospectus Supplement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate by or on behalf of the Seller containing information regarding the assets or prepared assets of the Trust.  This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

(b)

The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information constituting Purchaser Information.  This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

(c)

Promptly after receipt by any indemnified party under this Article VI of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article VI except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article VI.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article VI consist of the Purchaser, or by the Seller, if the indemnified parties under this Article VI consist of the Seller.

Each indemnified party, as a condition of the indemnity agreements contained in Section 6.1 (a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement.  No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

(d)

In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for that portion of the loss equal to the amount of the loss multiplied by a fraction whose numerator is the difference between the Purchase Price and the proceeds received by the Purchaser from the sale of the Certificates and whose denominator is the Purchase Price and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser and each director of the Seller, each officer of the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.  Notwithstanding anything in this paragraph (d) to the contrary, the Purchaser shall not be required to contribute an amount in excess of the amount of the underwriting discount appearing on the cover page of the Prospectus Supplement.

(e)

The Seller agrees to indemnify and to hold each of the Purchaser, the Owner Trustee, the Indenture Trustee, the Insurer, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee, the Owner Trustee, the Insurer or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement.  The Seller shall immediately notify the Purchaser, the Indenture Trustee, the Owner Trustee, the Insurer and each Noteholder if a claim is made by a third party with respect to this Agreement, the Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee, the Owner Trustee, the Insurer or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII

TERMINATION

SECTION 7.1.

Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in Article VIII of the Sale and Servicing Agreement.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment.  This Agreement may be amended from time to time by the Seller and the Purchaser, with the consent of the Insurer (which consent shall not be unreasonably withheld), by written agreement signed by the Seller and the Purchaser.

SECTION 8.2.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to principles of conflicts of law.

SECTION 8.3.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Seller:

[Seller]

Attention: [____]

with a copy to:

Attention: General Counsel

or, such other address as may hereafter be furnished to the Purchaser and the Insurer in writing by the Seller.

(ii)

if to the Purchaser:

Lehman ABS Corporation

745 Seventh Avenue

New York, New York 10019

Attention: Samir Tabet

or such other address as may hereafter be furnished to the Seller and the Insurer in writing by the Purchaser.

(iii)

if to the Insurer:

__________________

__________________

Attention:

or such other address as may hereafter be furnished to the Seller and the Purchaser in writing by the Insurer.

SECTION 8.4.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

SECTION 8.5.

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

SECTION 8.6.

Further Agreements.  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Notes representing interests in the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated “Aaa” by Moody’s and “AAA” by each of S&P and Fitch.

SECTION 8.7.

Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction for all purposes (other than income tax purposes) as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which will affect the consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement.  The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Indenture Trustee, the Owner Trustee and the Insurer.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of Notes secured by such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Owner Trustee and the Pledge by the Owner Trustee, on behalf of the Trust, to the Indenture Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Owner Trustee and Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Owner Trustee, Indenture Trustee or the Insurer.  Such enforcement of a right or remedy by the Owner Trustee, Indenture Trustee or the Insurer shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

SECTION 8.9.

Survival.  The representations and warranties set forth in Sections 3.1 and 3.2 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

LEHMAN ABS CORPORATION,

   as Purchaser

By:_________________________________

Name:

Title:

[SELLER]

   as Seller

By:_________________________________

Name:

Title:

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the ____ day of [_________], 200[__] before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a ____________________ of LEHMAN ABS CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

________________________

Notary Public

STATE OF [_____]

)

) ss.:

COUNTY OF [_____]

)

On the ____ day of [_________], 200[__] before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a ____________________ of [Seller], the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

________________________

Notary Public